UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 24, 2010

Marathon Oil Corporation
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 629-6600

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Marathon Oil Corporation (the “Company”) filed a Certificate of Elimination with the Secretary of State of the State of Delaware on June 24, 2010, to eliminate all matters set forth in the Certificate of Designation with respect to the Special Voting Stock from the Company’s  Restated Certificate of Incorporation. The Certificate of Designation for a series of Preferred Stock of the Company was filed on October 18, 2007 in the office of the Secretary of State of the State of Delaware.  A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1.   Certificate of Elimination

Exhibit List

3.1.   Certificate of Elimination

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

June 30, 2010	By:	/s/ Sylvia Kerrigan

Name: Sylvia J. Kerrigan
Title: Vice President, General Counsel and Secretary